SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 5(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 24, 2012

RESOURCE HOLDINGS, INC.

(Exact name of registrant as specified in Charter)

Nevada	000-53334	26-2809162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11753 Willard Avenue
Tustin, CA 92782
(Address of Principal Executive Offices)

(714) 832-3249
(Registrant’s Telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On May 24, 2012, Resource Holdings, Inc. (the “Company”), sent a letter to the holders of its10% promissory notes. A copy of the letter to such investors is attached hereto as Exhibit 99.1 and is incorporated herein by reference thereto.

The information contained herein and in the accompanying Exhibit 99.1 is being furnished pursuant to "Item 7.01. Regulation FD Disclosure" and shall not be incorporated by reference into any of the Company's filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including Exhibit 99.1 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Letter to Holders of the Company’s 10% Promissory Notes, dated May 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Holdings, Inc.

By:	/s/ Michael Campbell
Michael Campbell
Chief Executive Officer and President

Dated:  May 24, 2012